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                                                                       EXHIBIT 1
                                                                       ---------


                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  July 22, 2004

                        PERSEUS ACQUISITION/RECAPITALIZATION FUND, L.L.C.

                        By:     Perseus Acquisition/Recapitalization
                                Management, L.L.C., its Managing Member

                        By:     Perseus EC, L.L.C.,
                                its Managing Member

                        By:     Perseuspur, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                --------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        PERSEUS MARKET OPPORTUNITY FUND, L.P.

                        By: Perseus Market Opportunity Partners, L.P., its General Partner

                        By: Perseus Market Opportunity Partners GP, L.L.C., its General Partner

                        By:     Perseus, L.L.C.,
                                its Managing Member

                        By:     Perseus MF, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                --------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                       CARDIAC SCIENCE CO-INVESTMENT, L.P.

                       By:     Perseus Acquisition/Recapitalization
                               Management, L.L.C., its General Partner

                       By:     Perseus EC, L.L.C.,
                               its Managing Member

                       By:     Perseuspur, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUS ACQUISITION/RECAPITALIZATION MANAGEMENT, L.L.C.

                       By:     Perseus EC, L.L.C.,
                               its Managing Member

                       By:     Perseuspur, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUS MARKET OPPORTUNITY PARTNERS, L.P.

                       By: Perseus Market Opportunity Partners GP, L.L.C., its General Partner

                       By:     Perseus, L.L.C.,
                               its Managing Member

                       By:     Perseus MF, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUS MARKET OPPORTUNITY PARTNERS GP, L.L.C.

                       By:     Perseus, L.L.C.,
                               its Managing Member

                       By:     Perseus MF, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUS, L.L.C.

                       By:     Perseus MF, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUS MF, L.L.C.

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       RAPPAHANNOCK INVESTMENT COMPANY

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUS EC, L.L.C.

                       By:     Perseuspur, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUSPUR, L.L.C.

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       FRANK H. PEARL

                               /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Attorney-in-Fact